                                                                      EXHIBIT 21

                     UNION PLANTERS CORPORATION SUBSIDIARIES

                                                                      EXHIBIT 21
                                                                     PAGE 1 OF 3

UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY

                                                                                  STATE OR            PERCENTAGE
                                                                                JURISDICTION           OF VOTING
                                                                                UNDER LAWS OF         SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                            WHICH ORGANIZED           OWNED
-----------------------------------                                            ---------------        ----------
Union Planters Corporation (Registrant)                                         Tennessee
Union Planters Holding Corporation(a)                                           Tennessee               100.00%
 Union Planters Bank, National Association (b)                                  United States           100.00%
  Leader Enterprises, Inc. (c & g)                                              Tennessee               100.00%
  Leader Services, Inc.(c & g)                                                  Tennessee               100.00%
  Leader Federal Mortgage, Inc. (c & g)                                         Tennessee               100.00%
   ASMI, LLC (d)                                                                Indiana                  50.00%
  Leader Leasing, Inc.(c)                                                       Delaware                100.00%
  Leader Funding Corporation III (c)                                            Delaware                100.00%
  PFIC Corporation (c)                                                          Tennessee               100.00%
    PFIC Securities Corporation (e)                                             Tennessee               100.00%
    PFIC Alabama Agency, Inc. (e)                                               Alabama                 100.00%
    PFIC Georgia Agency, Inc. (e)                                               Georgia                 100.00%
    PFIC Agency New Mexico, Inc.(e)                                             New Mexico              100.00%
    PFIC Corporation of Kentucky (e)                                            Kentucky                100.00%
    PFIC Agency, Inc.(e)                                                        Illinois                100.00%
    PFIC Arkansas Agency, Inc.(e)                                               Arkansas                100.00%
    PFIC Mississippi Agency, Inc. (e)                                           Mississippi             100.00%
    PFIC Michigan Agency, Inc.(e)                                               Michigan                100.00%
    PFIC Wisconsin Agency, Inc.(e)                                              Wisconsin               100.00%
    PFIC Louisiana Agency, Inc.(e)                                              Louisiana               100.00%
    PFIC Missouri Agency, Inc.(e)                                               Missouri                100.00%
    PFIC Virginia Agency, Inc.(e)                                               Virginia                100.00%
    PFIC Oregon Agency, Inc.(e)                                                 Oregon                  100.00%
    PFIC Ohio Agency, Inc.(e)                                                   Ohio                    100.00%
    PFIC Nevada Agency, Inc.(e)                                                 Nevada                  100.00%
    PFIC New York Agency, Inc. (e)                                              New York                100.00%
    PFIC Tennessee Agency, Inc. (e)                                             Tennessee               100.00%
    PFIC Arizona Agency, Inc. (e)                                               Arizona                 100.00%
    Union Planters Insurance Agency, Inc. (e)                                   Alabama                 100.00%
    Navigator Agency Incorporated (e)                                           Texas                   100.00% indirectly
    Union Planters Insurance Agency, Inc. (e)                                   Tennessee               100.00%
    PFIC Indiana Agency, Inc. (e)                                               Indiana                 100.00%
    PFIC Florida Agency, Inc. (e)                                               Florida                 100.00%
    PFIC Pennsylvania Agency, Inc. (e)                                          Pennsylvania            100.00%
    Union Planters Insurance Agency, Inc.(e & g)                                Arkansas                100.00%
    Union Planters Insurance Agency, Inc. (e)                                   Tennessee               100.00%
                  MarTech, Inc. (s)                                             Ohio                     22.00%
    Union Planters Insurance Agency of Florida, Inc. (e)                        Florida                 100.00%
    MGI Group, Inc. (e)                                                         Missouri                100.00%
             Magna Invest, Inc. (n & g)                                         Missouri                100.00%
             Magna Insurance Agency, Inc. (n &g)                                Missouri                100.00%
    Inbank Group, Inc. (e)                                                      Missouri                100.00%
              Inbank Insurance Agency (o)                                       Missouri                100.00%
    Union Planters Insurance Agency, Inc.(e)                                    Mississippi             100.00%
    Magna Insurance Company (e)                                                 Mississippi             100.00%
    PFIC Iowa Agency, Inc. (e)                                                  Iowa                    100.00%

                                                                      EXHIBIT 21
                                                                     PAGE 2 OF 3

UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY

                                                                                  STATE OR            PERCENTAGE
                                                                                JURISDICTION           OF VOTING
                                                                                UNDER LAWS OF         SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                            WHICH ORGANIZED           OWNED
-----------------------------------                                            ---------------        ----------
    Union Planters Insurance Agency, Inc. (e)                                   Iowa                    100.00%
  Union Planters Mortgage Finance Corporation (c)                               Delaware                100.00%
  Colonial Loan Association (c)                                                 Tennessee               100.00%
  Union Planters PMAC, Inc.(c)                                                  Mississippi             100.00%
  Capital Equity Corporation (c)                                                Louisiana               100.00%
  Millcreek Development Partnership, LP (c)                                     Tennessee                49.50%
  Colonial Apartments LTD (c)                                                   Florida                  98.00%
  Interdevco, Inc. (c)                                                          Florida                 100.00%
  Capital Factors Holding, Inc.(c)                                              Florida                 100.00%
         Capital Factors, Inc. (j)                                              Florida                 100.00%
          CF Funding Corp (k)                                                   Delaware                100.00%
          Capital Tempfunds, Inc. (k)                                           North Carolina          100.00%
         CF One, Inc. (j)                                                       Tennessee               100.00%
         CF Investor Corp (j)                                                   Tennessee               100.00%
           CF Two, LLC (i)                                                      Tennessee               100.00%
  TFB Properties, Inc. (c)                                                      Florida                 100.00%
  Magna Data Services, Inc. (c)                                                 Missouri                100.00%
  Quatre Corp. (c)                                                              Missouri                100.00%
  UPB Investments, Inc.(c)                                                      Tennessee               100.00%
               MICB, Inc. (p)                                                   Delaware                100.00%
               UPIB, Inc. (p)                                                   Delaware                100.00%
  Strategic Outsourcing, Inc. (c)                                               Delaware                100.00%
       Summit Services, Inc. (h)                                                New Jersey              100.00%
        SOI of GA, Inc. (i)                                                     Georgia                 100.00%
        Summit Resource Services, Inc. (i)                                      Georgia                 100.00%
       Summit Services of Tennessee, Inc. (h)                                   Delaware                100.00%
            David R. Williams Builders, Inc. (m)                                Tennessee               100.00%
       VJ Reservations Services, Inc. (h)                                       North Carolina          100.00%
       Summit Services of Georgia, Inc. (h)                                     Georgia                 100.00%
       Amlease Corporation (h)                                                  Delaware                100.00%
                North Hills Financial Services, Inc. (q)                        North Carolina          100.00%
                Patio Shack, Inc. (q)                                           Florida                 100.00%
                ATS of PA, Inc. (q)                                             Pennsylvania            100.00%
                Amlease of PA, Inc.q)                                           Pennsylvania            100.00%
       Strategic Outsourcing Inc. of FL (h)                                     Florida                 100.00%
       Environmental Outsourcing, Inc. (h)                                      Delaware                100.00%
                 EOI, Inc. (r)                                                  Georgia                 100.00%
                 EOI Inc. of FL (r)                                             Florida                 100.00%
       Outsource Management, Inc. (h)                                           Illinois                100.00%
       SOI of North Carolina, Inc. (h)                                          North Carolina          100.00%
       SOI-15 of NC, Inc. (h)                                                   North Carolina          100.00%
       SOI-16 of TN, Inc. (h)                                                   Tennessee               100.00%
       SOI-17 of TN, Inc. (h)                                                   Tennessee               100.00%

                                                                      EXHIBIT 21
                                                                     PAGE 3 OF 3

UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY

                                                                                  STATE OR            PERCENTAGE
                                                                                JURISDICTION           OF VOTING
                                                                                UNDER LAWS OF         SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                            WHICH ORGANIZED           OWNED
-----------------------------------                                            ---------------        ----------
       SOI-18 of NC, Inc. (h)                                                   North Carolina          100.00%
       SOI-19 of FL, Inc. (h)                                                   Florida                 100.00%
       SOI of AR, Inc. (h)                                                      Arkansas                100.00%
       Paladin Resources, Inc. (h)                                              Oklahoma                100.00%
       PJM, Inc. (h)                                                            North Carolina          100.00%
       Empar Enterprise, Inc. (h)                                               Florida                 100.00%
       RCA Associates, Inc. (h)                                                 Florida                 100.00%
       Wiley McRary Auto Service, Inc. (h)                                      North Carolina          100.00%
  UPTENCO, Inc. (c)                                                             Tennessee               100.00%
       UPARTCO LP (u)                                                           Tennessee                98.97%
            UPTEN LLC (v)                                                       Tennessee                98.98%
  UP Investments LP (c)                                                         Tennessee                99.00%
  UP Mortgages GP (c)                                                           Florida                  98.99%
 Peoples First Acquisition Corp. (b)                                            Kentucky                100.00%
 Jefferson Heritage Bank (b)                                                    Delaware                100.00%
      Jefferson Heritage Mortgage Company (t)                                   Delaware                100.00%
      Jefferson Heritage Financial, Inc. (t)                                    Delaware                100.00%
      Jefferson Financial Corporation (t)                                       Delaware                100.00%
      First Service Corporation (t)                                             Delaware                100.00%
Franklin Financial Group, Inc. (a)                                              Tennessee               100.00%
     Union Planters Bank of the Lakeway Area (f)                                Tennessee               100.00%
Union Planters Bank of Northwest TN FSB (a)                                     United States           100.00%
Tennessee Equity Mortgage Corporation (a & g)                                   Tennessee               100.00%
Guardian Realty Company (a &g)                                                  Alabama                 100.00%
Union Planters Capital Trust A (a)                                              Delaware                100.00%
FundsXpress (a)                                                                 Delaware                 14.80%

--------------
(a)   Subsidiary of Union Planters Corporation
(b)   Subsidiary of Union Planters Holding Corporation
(c)   Subsidiary of Union Planters Bank, National Association
(d)   Subsidiary of Leader Federal Mortgage, Inc.
(e)   Subsidiary of PFIC Corporation
(f)   Subsidiary of Franklin Financial Group
(g)   Inactive subsidiary
(h)   Subsidiary of Strategic Outsourcing, Inc.
(i)   Subsidiary of Summit Services, Inc.
(j)   Subsidiary of Capital Factors Holding, Inc
(k)   Subsidiary of Capital Factors, Inc.
(l)   Subsidiary of CF Investor Corp.
(m)   Subsidiary of Summit Services of Tennessee, Inc.
(n)   Subsidiary of MGI Group, Inc.
(o)   Subsidiary of Inbank Group, Inc.
(p)   Subsidiary of UPB Investments, Inc.
(q)   Subsidiary of Amlease Corporation
(r)   Subsidiary of Environmental Outsourcing, Inc.
(s)   Subsidiary of Union Planters Insurance Agency, Inc.
(t)   Subsidiary of Jefferson Heritage Bank
(u)   Subsidiary of UPTENCO, Inc.
(v)   Subsidiary of UPARTCO, LLC